Inventories (Tables)	12 Months Ended
Apr. 30, 2026
Classes of current inventories [abstract]
Summary of Detailed Information About Inventories

Inventories as of April 30, 2026 and 2025 consist of the following:

(in thousands)	2026 $	2025 $
Supplies and parts	492	1,714
Antibodies	—	194
Work in process	—	187
	492	2,095

For the years ended April 30, 2026, and 2025, inventory write-offs amounted to nil. Write-offs are typically due to obsolescence and changes in market conditions affecting the net realizable value of the inventory.